UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2011

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1501 Industrial Road San Carlos, California 94070
(Address of principal executive offices) (Zip Code)

650-802-0400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is information regarding the Company’s press release of October 10, 2011 announcing preliminary third quarter 2011 revenue results and other financial information.

ITEM 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 10, 2011 announcing preliminary third quarter 2011 revenue results of the Company and other financial information.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated:	October 10, 2011	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 10, 2011 announcing preliminary third quarter 2011 revenue results of the Company and other financial information.